QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2005

Accellent Corp.
(Exact Name of Registrant as Specified in Charter)

Colorado	333-118675	91-2054669
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West 7th Avenue, Suite 200, Collegeville, PA 19426-0992
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (610) 489-0300

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

        This amended current report on Form 8-K/A is being furnished with the SEC solely to correct minor, non-material rounding errors contained on the face of the Unaudited Pro Forma Consolidated Condensed Statements of Income for each of the nine and twelve months ended September 30, 2005 included in exhibit 99.1 to the original current report on Form 8-K furnished with the SEC in respect thereof on the date hereof, and to correct a typographical error to the amount shown for "Cost of Sales" in Machining Technology Group, LLC's Unaudited Statements of Operations for the nine months ended September 30, 2005 included in exhibit 99.2 to the original current report on Form 8-K furnished with the SEC in respect thereof on the date hereof.

        The information contained in this amended current report on Form 8-K/A has not been updated to reflect events and circumstances occurring since its original filing. Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, Accellent Corp. has restated in its entirety each item of its original Form 8-K affected by this amendment. The original current report on Form 8-K, as amended by this Amendment No. 1 to current report on Form 8-K/A, is hereby incorporated by reference into Accellent Corp.'s Offer to Purchase and Consent Solicitation Statement dated October 21, 2005 relating to its 10% Senior Subordinated Notes due 2012.

Item 2.02—Results of Operations and Financial Condition

        The information furnished pursuant to Item 7.01 is furnished hereunder and incorporated herein by reference thereto and to Exhibits 99.1 and 99.2 furnished with this current report on Form 8-K/A.

Item 7.01—Regulation FD Disclosure

        Furnished as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein is a presentation as of November 1, 2005 of certain information relating to the Company, including information relating to the pending acquisition of the Company's parent by affiliates of Kohlberg Kravis Roberts & Co. L.P.

Item 9.01—Financial Statements and Exhibits

  (d)
  Exhibits

99.1—	Supplemental Regulation FD disclosure of Accellent Corp. dated November 1, 2005*
99.2—	Unaudited financial statements of Machining Technology Group, LLC, as of and for the nine months ended September 30, 2005*
99.3—	Press release dated October 31, 2005 (previously filed)

  *
  This exhibit is furnished by the Company and is not "filed" for purposes of Section 18 of the Exchange Act.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELLENT CORP.
Date: November 1, 2005	By:	/s/ STEWART A. FISHER
	Name:	Stewart A. Fisher
	Title:	Chief Financial Officer, Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Supplemental Regulation FD disclosure of Accellent Corp. dated November 1, 2005*
99.2	Unaudited financial statements of Machining Technology Group, LLC, as of and for the nine months ended September 30, 2005*
99.3	Press release dated October 31, 2005 (previously filed)

*
These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act.

QuickLinks

EXPLANATORY NOTE
  Item 2.02—Results of Operations and Financial Condition
  Item 7.01—Regulation FD Disclosure
  Item 9.01—Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX